UMB SCOUT WORLDWIDE FUND
                         UMB SCOUT WORLDWIDE SELECT FUND
                            UMB SCOUT SMALL CAP FUND
                            ------------------------
                       Supplement dated September 28, 2004

To the Prospectus and Statement of Additional Information dated October 31, 2003 for the various
                                UMB Scout Funds

This Supplement updates certain information contained in the UMB Scout Funds Prospectus and Statement of Additional Information dated October 31, 2003. You should keep this Supplement with your Prospectus and Statement of Additional Information for future reference. Additional copies of the Prospectus and Statement of Additional Information may be obtained free of charge by calling 1-800-996-2862.

Merger of UMB Scout WorldWide Select Fund

The Board of Directors of UMB Scout WorldWide Fund, Inc. has voted to merge the UMB Scout WorldWide Select Fund into the larger UMB Scout WorldWide Fund. The merger will require the approval of shareholders of the UMB Scout WorldWide Select Fund. Accordingly, the Board has authorized Fund management to schedule a meeting of shareholders of the UMB Scout WorldWide Select Fund and to prepare and file materials with the Securities and Exchange Commission, which will include a proxy statement to be sent to shareholders seeking their vote in connection with the shareholder meeting.

The shareholder meeting is currently expected to be held in mid-December, and the merger is expected to be completed prior to December 31, 2004.

In view of the proposed merger, the UMB Scout WorldWide Select Fund will be closed to new investors as of October 15, 2004. However, existing shareholders of the UMB Scout WorldWide Select Fund (i.e., those shareholders that purchased shares in the Fund prior to October 15, 2004) may continue to purchase shares in the UMB Scout WorldWide Select Fund until the merger is completed.

UMB Scout Small Cap Fund

The Board of Trustees of the UMB Scout Small Cap Fund voted to increase from $1.5 billion to $1.8 billion the market capitalization of stocks that qualify as smaller companies for purposes of implementing the UMB Scout Small Cap Fund's investment strategies. This change was implemented to bring the definition in line with industry standards. Accordingly, page 4 of the Prospectus and page 9 of the Statement of Additional Information are revised to reflect this change.